Exhibit 99.1

NII HOLDINGS REPORTS 2017 THIRD QUARTER RESULTS

•	Operating revenues of $205 million for the third quarter

•	Operating loss of $83 million for the third quarter

•	Third quarter results include $39 million of non-cash asset impairment and restructuring charges

•	Adjusted operating loss before depreciation and amortization (adjusted OIBDA loss) of $37 million for the third quarter

•	Quarter-end unrestricted cash and short-term investments of $260 million and $110 million of cash held in escrow

•	Ended third quarter 2017 with 2.85 million 3G/4G subscribers, a 4% increase year-over-year

RESTON, Va., November 9, 2017 - NII Holdings, Inc. [NASDAQ: NIHD] today announced its financial results for the third quarter of 2017. For the quarter, the Company generated consolidated operating revenues of $205 million, a consolidated operating loss of $83 million and consolidated adjusted OIBDA loss of $37 million. The Company’s consolidated adjusted OIBDA excludes the impact of non-cash asset impairments, restructuring charges and other unusual items. Capital expenditures were $12 million for the quarter. The Company reported 32,000 3G/4G net subscriber losses in the quarter and 100,000 subscriber losses on the Company's iDEN network. It ended the third quarter with 2.85 million 3G/4G subscribers and 450,000 iDEN subscribers.

“Our results this quarter were impacted by continued pressure on our revenues from both competitive forces and the wind down of our iDEN business,” said Roberto Rittes, Nextel Brazil's Chief Executive Officer. “We have launched new commercial offers that positively impacted our gross adds for the quarter and are taking actions that we believe will improve our cost structure, limit spending and reduce churn.”

Nextel Brazil's average monthly service revenue per subscriber (ARPU) for the third quarter of 2017 was $19, a 10% decrease on a reported basis, and a 12% decrease on a constant currency basis, compared to the same quarter last year. Nextel Brazil's average monthly churn rate for the third quarter of 2017 was 4.47%, a 48 basis point increase compared to the same quarter last year. Nextel Brazil's cost per gross addition (CPGA) was $100 for the third quarter of 2017, a $7 increase on a reported basis, and a 5% increase on a constant currency basis, compared to the same quarter last year. Nextel Brazil's cash cost per user (CCPU) was $20 for the third quarter of 2017, an 11% increase on a reported basis, and an 8% increase on a constant currency basis, compared to the same quarter last year.

At quarter-end, the Company's sources of funding totaled $422 million, including $260 million of unrestricted cash and short-term investments, $110 million of cash held in escrow to secure indemnification obligations in connection with the sale of Nextel Mexico and $52 million in cash pledged as collateral to secure certain performance bonds in Brazil.

“Despite the OIBDA loss reported this quarter, we managed to limit operational free cash flow burn,” said Dan Freiman, Chief Financial Officer of NII Holdings. “With the signing of amendments to our loan agreements in Brazil behind us, we are focused on executing on our business plan and putting Nextel Brazil back on a growth path.”

On November 7, 2017, ice group, formerly AINMT, requested an extension of time to exercise its option to invest an additional $150 million in Nextel Holdings, the Company's newly formed subsidiary that indirectly owns Nextel Brazil. The Company is currently discussing the terms of an extension of the option with ice group.

Additional details regarding the Company’s results, including a more detailed explanation on local currency operating metrics, are included in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2017 that was filed with the Securities and Exchange Commission today. Additional operational and financial details, including a quarterly earnings presentation, are also available under the Company's Investor Relations link at www.nii.com.

In addition to the financial results prepared in accordance with accounting principles generally accepted in the United States (GAAP) provided throughout this press release and in the attached financial tables, NII Holdings has presented consolidated adjusted OIBDA, as well as Nextel Brazil's ARPU, CCPU, and CPGA. These measures are non-GAAP financial measures and should be considered in addition to, but not as substitutes for, the information prepared in accordance with GAAP. Reconciliations from GAAP results to these non-GAAP financial measures are provided in the notes to the attached financial tables. To view these and other reconciliations of non-GAAP financial measures that the Company uses, visit the investor relations link at www.nii.com.

About NII Holdings, Inc.
NII Holdings, Inc., a publicly held company based in Reston, Virginia, is a provider of differentiated mobile communication services for businesses and high value consumers in Brazil. NII Holdings, operating under the Nextel brand, offers fully integrated wireless communication tools with digital cellular voice services, data services and wireless Internet access. Visit the Company's website at www.nii.com.
Nextel, the Nextel logo and Nextel Direct Connect are trademarks and/or service marks of Nextel Communications, Inc.
Visit NII Holdings' news room for news and to access our markets' news centers: nii.com/newsroom.

Safe Harbor Statement
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. This news release includes “forward-looking statements” within the meaning of the securities laws. The statements in this news release regarding the business and economic outlook, future performance, final approval and effectiveness of amendments to loan agreements, the completion of ice group's second investment, which is at ice group's sole discretion, and guidance, as well as other statements that are not historical facts, are forward-looking statements. Forward-looking statements are estimates and projections reflecting management's judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, management has made assumptions regarding, among other things, the receipt of approval of amendments by China's export and credit insurance corporation, ice group's decision to exercise its investment option, the Company’s ability to fund the business and meet its business plans, customer growth and retention, pricing, network usage, operating costs, the timing of various events, the economic and regulatory environment and the foreign currency exchange rates that will prevail during the remainder of 2017. Future performance cannot be assured and actual results may differ materially from those in the forward-looking statements. Some factors that could cause actual results to differ include the risks and uncertainties relating to: the impact of liquidity constraints, including the inability to access escrowed and pledged funds when expected, our ability to finalize the executed amendments to our financing arrangements, a decision by ice group not to exercise its option, failing to meet the closing conditions necessary to complete ice group's investment, the impact of more intense competitive conditions and changes in economic conditions in Brazil, the performance of the Company’s networks, the Company’s ability to provide services that customers want or need, the ability of the Company to continue as a going concern, the Company’s ability to execute its business plan, and the additional risks and uncertainties that are described in NII Holdings' Annual Report on Form 10-K for the year ended December 31, 2016 and the Quarterly Report on Form 10-Q for the period ended June 30, 2017, as well as in other reports filed from time to time by NII Holdings with the Securities and Exchange Commission. This press release speaks only as of its date, and NII Holdings disclaims any duty to update the information herein.

Media Contacts:

NII Holdings, Inc.
12110 Sunset Hills Road, Suite 600
Reston, Virginia 20190
(703) 390-5100
www.nii.com

Investor and Media Relations: Dan Freiman
(703) 547-5209
dan.freiman@nii.com

NII HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016
(in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(unaudited)

Operating revenues Service and other revenues	$200.3	$255.7	$663.8	$719.4
Handset and accessory revenues	4.5	5.1	17.1	17.2
	204.8	260.8	680.9	736.6
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	94.0	96.5	284.6	268.5
Cost of handsets and accessories	8.7	5.8	30.4	25.8
Selling, general and administrative	139.0	142.8	403.1	412.1
Impairment, restructuring and other charges	39.2	1,324.2	165.3	1,340.7
Depreciation	3.6	66.3	18.2	126.1
Amortization	3.7	11.9	11.5	32.9
	288.2	1,647.5	913.1	2,206.1
Operating loss	(83.4)	(1,386.7)	(232.2)	(1,469.5)
Other (expense) income Interest expense, net	(33.3)	(29.5)	(91.2)	(81.9)
Interest income	19.0	9.2	35.9	29.7
Foreign currency transaction gains (losses), net	14.2	(5.2)	12.2	77.8
Other expense, net	(10.9)	(2.1)	(5.5)	(7.0)
	(11.0)	(27.6)	(48.6)	18.6
Loss from continuing operations before reorganization items and income tax provision	(94.4)	(1,414.3)	(280.8)	(1,450.9)
Reorganization items	—	(0.1)	0.4	(0.7)
Income tax benefit	—	2.8	5.8	2.5
Net loss from continuing operations	(94.4)	(1,411.6)	(274.6)	(1,449.1)
Net (loss) income from discontinued operations, net of income taxes	(0.1)	(7.4)	2.6	(16.2)
Net loss	(94.5)	(1,419.0)	(272.0)	(1,465.3)
Net loss attributable to noncontrolling interest	(27.3)	—	(27.3)	—
Net loss attributable to NII Holdings	$(67.2)	$(1,419.0)	$(244.7)	$(1,465.3)

Net loss from continuing operations per common share, basic and diluted	$(0.94)	$(14.10)	$(2.74)	$(14.49)
Net (loss) income from discontinued operations per common share, basic and diluted	—	(0.07)	0.03	(0.16)
Net loss per common share, basic and diluted	$(0.94)	$(14.17)	$(2.71)	$(14.65)

Weighted average number of common shares outstanding, basic and diluted	100.4	100.1	100.3	100.1

CONSOLIDATED BALANCE SHEETS
(in millions, except par values)

	September 30, 2017	December 31, 2016

ASSETS
Current assets
Cash and cash equivalents	$234.7	$257.4
Short-term investments	24.9	73.9
Accounts receivable, net of allowance for doubtful accounts of $53.3 and $54.2	126.0	153.8
Handset and accessory inventory	2.9	8.3
Prepaid expenses and other	230.0	280.1
Total current assets	618.5	773.5
Property, plant and equipment, net	107.5	129.5
Intangible assets, net	206.2	243.7
Other assets	251.4	271.8
Total assets	$1,183.6	$1,418.5
LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities
Accounts payable	$48.7	$69.2
Accrued expenses and other	280.9	271.9
Deferred revenues	7.7	11.6
Current portion of long-term debt	460.3	540.5
Total current liabilities	797.6	893.2
Long-term debt	216.0	215.8
Other long-term liabilities	230.6	143.5
Total liabilities	1,244.2	1,252.5
Stockholders’ equity
Undesignated preferred stock, par value $0.001, 10.0 shares authorized, no shares issued or outstanding	—	—
Common stock, par value $0.001, 140.0 shares authorized, 100.4 shares issued and outstanding — 2017, 100.3 shares issued and outstanding — 2016	0.1	0.1
Paid-in capital	2,139.8	2,076.6
Accumulated deficit	(2,079.4)	(1,834.8)
Accumulated other comprehensive loss	(59.3)	(75.9)
Total stockholders’ equity	1.2	166.0
Noncontrolling interest	(61.8)	—
Total (deficit) equity	(60.6)	166.0
Total liabilities and stockholders’ (deficit) equity	$1,183.6	$1,418.5

CONSOLIDATED CASH FLOW DATA
(in millions)

	Nine Months Ended September 30,	Nine Months Ended September 30,
	2017	2016

Cash and cash equivalents, beginning of period	$257.4	$342.2
Net cash used in operating activities	(58.8)	(74.9)
Net cash provided by investing activities	76.9	96.9
Net cash used in financing activities	(41.3)	(72.9)
Effect of exchange rate changes on cash and cash equivalents	0.5	(1.6)
Cash and cash equivalents, end of period	$234.7	$289.7

NII HOLDINGS, INC. AND SUBSIDIARIES
OPERATING RESULTS AND METRICS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016 (1)
(UNAUDITED)

Nextel Brazil
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Service and other revenues	$200.2	$255.7	$663.7	$719.3

Handset and accessory revenues	4.5	5.1	17.1	17.2
Cost of handsets and accessories	(8.7)	(5.8)	(30.4)	(25.8)
Handset and accessory net subsidy	(4.2)	(0.7)	(13.3)	(8.6)
Cost of service (exclusive of depreciation and amortization)	(94.0)	(96.5)	(284.6)	(268.5)
Selling, general and administrative	(132.7)	(134.9)	(381.0)	(382.5)
Segment (losses) earnings	(30.7)	23.6	(15.2)	59.7
Reversal of accrued tax contingency	—	—	—	(8.1)
Adjusted operating (loss) income before depreciation and amortization	$(30.7)	$23.6	$(15.2)	$51.6

Subscriber units
iDEN	449.7	962.1
WCDMA	2,845.8	2,746.3
Total subscriber units in commercial service (as of September 30)	3,295.5	3,708.4

iDEN net subscriber losses	(100.3)	(130.8)
WCDMA net subscriber losses	(32.3)	(5.7)
Total net subscriber losses	(132.6)	(136.5)

Migrations from iDEN to WCDMA	13.3	34.9

iDEN subscriber churn	6.89%	4.65%
WCDMA subscriber churn	4.04%	3.73%
Churn (%)	4.47%	3.99%

ARPU (1)	$19	$21

CPGA (1)	$100	$93

CCPU (1)	$20	$18

(1) For information regarding ARPU, CPGA and CCPU, see “Non-GAAP Reconciliations for the Three and Nine Months Ended September 30, 2017 and 2016” included in this release.

NON-GAAP RECONCILIATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016
(UNAUDITED)

Consolidated OIBDA and Consolidated Adjusted OIBDA

Consolidated operating income before depreciation and amortization, or OIBDA, represents operating income before depreciation and amortization expense. Consolidated adjusted operating income before depreciation and amortization, or adjusted OIBDA, represents consolidated operating income before depreciation expense, amortization expense, material asset impairments, severance costs associated with publicly announced restructuring plans and other material non-recurring or unusual charges. Consolidated OIBDA and consolidated adjusted OIBDA are not measurements under accounting principles generally accepted in the United States, may not be similar to consolidated OIBDA and consolidated adjusted OIBDA measures of other companies and should be considered in addition to, but not as substitutes for, the information contained in our statements of operations. We believe that consolidated OIBDA and consolidated adjusted OIBDA provide useful information to investors because they are indicators of our operating performance, especially in a capital intensive industry such as ours, since they exclude items that are not directly attributable to ongoing business operations. Consolidated OIBDA and consolidated adjusted OIBDA can be reconciled to our consolidated statements of operations as follows (in millions):

NII Holdings, Inc.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Consolidated operating loss	$(83.4)	$(1,386.7)	$(232.2)	$(1,469.5)
Consolidated depreciation	3.6	66.3	18.2	126.1
Consolidated amortization	3.7	11.9	11.5	32.9
Consolidated operating loss before depreciation and amortization	(76.1)	(1,308.5)	(202.5)	(1,310.5)
Reversal of accrued tax contingency	—	—	—	(8.1)
Asset impairment charges	(5.1)	1,317.6	63.5	1,325.8
Restructuring charges	44.3	6.6	101.8	14.9
Consolidated adjusted operating (loss) income before depreciation and amortization	$(36.9)	$15.7	$(37.2)	$22.1

Average Monthly Revenue Per Handset/Unit in Service (ARPU)
Average monthly revenue per subscriber unit in service, or ARPU, is an industry term that measures service revenues, which we refer to as subscriber revenues, per period from our customers divided by the weighted average number of subscriber units in commercial service during that period. ARPU is not a measurement under accounting principles generally accepted in the United States, may not be similar to ARPU measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe that ARPU provides useful information concerning the appeal of our rate plans and service offerings and our performance in attracting and retaining high value customers. Other revenue includes revenues for such services as roaming, handset maintenance, cancellation fees, analog and other. ARPU can be calculated as follows (in millions, except ARPU):

Nextel Brazil

	Three Months Ended September 30,
	2017	2016
	US$
Service and other revenues	$200.2	$255.7
Less: other revenues	(14.6)	(22.9)
Total subscriber revenues	$185.6	$232.8

ARPU calculated with subscriber revenues	$19	$21

ARPU calculated with service and other revenues	$20	$23

Nextel Brazil

	Three Months Ended September 30,
	2017	2016
	BRL R$
Service and other revenues	$633.7	$830.0
Less: other revenues	(46.2)	(74.4)
Total subscriber revenues	$587.5	$755.6

ARPU calculated with subscriber revenues	$59	$67

ARPU calculated with service and other revenues	$63	$73

Cost per Gross Add (CPGA)
Cost per gross add, or CPGA, is an industry term that is calculated by dividing our selling, marketing and handset and accessory subsidy costs, excluding costs unrelated to initial customer acquisition, by our new subscribers during the period, or gross adds. CPGA is not a measurement under accounting principles generally accepted in the United States, may not be similar to CPGA measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe CPGA is a measure of the relative cost of customer acquisition. CPGA can be calculated as follows (in millions, except CPGA):

Nextel Brazil

	Three Months Ended September 30,
	2017	2016
	US$
Consolidated handset and accessory revenues	$4.5	$5.1
Less: consolidated uninsured handset replacement revenues	—	(0.1)
Consolidated handset and accessory revenues, net	4.5	5.0
Less: consolidated cost of handsets and accessories	8.7	5.8
Consolidated handset subsidy costs	4.2	0.8
Consolidated selling and marketing	28.3	30.4
Costs per statement of operations	32.5	31.2
Less: consolidated costs unrelated to initial customer acquisition	(0.9)	(2.0)
Customer acquisition costs	$31.6	$29.2

Cost per Gross Add	$100	$93

Nextel Brazil

	Three Months Ended September 30,
	2017	2016
	BRL R$
Consolidated handset and accessory revenues	$14.3	$16.8
Less: consolidated uninsured handset replacement revenues	(0.1)	(0.2)
Consolidated handset and accessory revenues, net	14.2	16.6
Less: consolidated cost of handsets and accessories	27.6	18.8
Consolidated handset subsidy costs	13.4	2.2
Consolidated selling and marketing	89.4	98.8
Costs per statement of operations	102.8	101.0
Less: consolidated costs unrelated to initial customer acquisition	(3.0)	(6.2)
Customer acquisition costs	$99.8	$94.8

Cost per Gross Add	$316	$301

Cash Cost per Handset/User
Cash cost per handset/unit, or CCPU, represents the sum of cost of service, general and administrative expenses and customer retention and other costs divided by average handsets in service during the period and divided by the number of months in the period. CCPU is not a measurement under accounting principles generally accepted in the United States, may not be similar to CCPU measures of other companies and should not be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe CCPU is a measure of the recurring costs we incur on a monthly basis to provide service to our subscribers. The CCPU calculation excludes material asset impairments, severance costs associated with publicly announced restructuring plans and other material non-recurring or unusual charges and is calculated as follows (in thousands, except CCPU):

Nextel Brazil

	Three Months Ended September 30,
	2017	2016
	US$
Total selling, general and administrative expenses	$132.7	$134.9
Less: selling and marketing expenses	(28.3)	(30.4)
General and administrative expenses	104.4	104.5
Cost of service	94.0	96.5
Customer retention costs and other	1.0	1.9
Total	$199.4	$202.9

Cash Cost per User	$20	$18

Nextel Brazil

	Three Months Ended September 30,
	2017	2016
	BRL R$
Total selling, general and administrative expenses	$419.5	$438.0
Less: selling and marketing expenses	(89.4)	(98.8)
General and administrative expenses	330.1	339.2
Cost of service	297.4	313.4
Customer retention costs and other	3.0	6.2
Total	$630.5	$658.8

Cash Cost per User	$63	$58

Impact of Foreign Currency Fluctuations
The following table shows the impact of changes in foreign currency exchange rates on certain financial measures for the three and nine months ended September 30, 2016 compared to the same periods in 2017 by (i) adjusting the relevant measures for the three and nine months ended September 30, 2016 to levels that would have resulted if the average foreign currency exchange rates for the three and nine months ended September 30, 2016 were the same as the average foreign currency exchange rates that were in effect for the three and nine months ended September 30, 2017; and (ii) comparing the actual and adjusted financial measures for the three and nine months ended September 30, 2016 to the similar financial measures for the three and nine months ended September 30, 2017 to show the percentage change in those measures before and after taking those adjustments into account. The amounts reflected in the following table for operating income before depreciation and amortization on a consolidated basis and segment earnings for Nextel Brazil, before the adjustments for changes in foreign currency exchange rates, are based on the calculations contained elsewhere in these non-GAAP reconciliations for the three and nine months ended September 30, 2017 and 2016. The average foreign currency exchange rates for each of the relevant currencies during each of the three and nine months ended September 30, 2017 and 2016 are included in the notes to the table below. The information reflected in the following table is not a measurement under accounting principles generally accepted in the United States and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe that these calculations provide useful information concerning our relative performance for the three and nine months ended September 30, 2017 compared to the same periods in 2016 by removing the impact of the significant difference in the average foreign currency exchange rates in effect for those periods.

NII Holdings, Inc.
(dollars in thousands)

	Three Months Ended September 30,
	3Q 2016 Actual	3Q 2016 Adjustment (1)	3Q 2016 Normalized (1)	3Q 2017 Actual	3Q 2016 to 3Q 2017 Actual B(W) Growth (2)	3Q 2016 to 3Q 2017 Normalized B(W) Growth (3)

Consolidated:
Operating revenues	$260,836	$7,428	$268,264	$204,808	(21)%	(24)%
Adjusted operating income (loss) before depreciation and amortization	15,714	673	16,387	(36,942)	(335)%	(325)%
Nextel Brazil:
Operating revenues	$260,798	$7,428	$268,226	$204,784	(21)%	(24)%
Adjusted OIBDA	23,636	673	24,309	(30,661)	(230)%	(226)%

NII Holdings, Inc.
(dollars in thousands)

	Nine Months Ended September 30,
	YTD 2016 Actual	YTD 2016 Adjustment (1)	YTD 2016 Normalized (1)	YTD 2017 Actual	YTD 2016 to YTD 2017 B(W) Growth (2)	YTD 2016 to YTD 2017 Normalized B(W) Growth (3)

Consolidated:
Operating revenues	$736,606	$90,607	$827,213	$680,897	(8)%	(18)%
Adjusted operating income (loss) before depreciation and amortization	22,057	6,338	28,395	(37,188)	(269)%	(231)%
Nextel Brazil:
Operating revenues	$736,469	$90,607	$827,076	$680,814	(8)%	(18)%
Adjusted operating income (loss) before depreciation and amortization	51,519	6,338	57,857	(15,208)	(130)%	(126)%

(1)
The "3Q 2016 Normalized" and "YTD 2016 Normalized" amounts reflect the impact of applying the average foreign currency exchange rates for the three and nine months ended September 30, 2017 to the operating revenues earned in foreign currencies and to the other components of each of the actual financial measures shown above for the three and nine months ended September 30, 2016, other than certain components of those measures consisting of U.S. dollar-based operating expenses, which were not adjusted. The amounts included under the columns "3Q 2016 Normalized" and "YTD 2016 Normalized" reflect the amount determined by adding the "3Q 2016 Adjustment" and "YTD 2016 Adjustment" amounts calculated as described in the preceding sentence to the "3Q 2016 Actual" and "YTD 2016 Actual" amounts and reflect the impact of the year-over-year change in the average foreign currency exchange rates on each of the financial measures for the three and nine months ended September 30, 2017. The average foreign currency exchange rates for each of the relevant currencies during the three and nine months ended September 30, 2017 and 2016 for purposes of these calculations were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Brazilian real	3.16	3.25	3.17	3.56

(2)
The percentage amounts in these columns reflect the better, or B, or worse, or W, growth rates for each of the financial measures comparing the amounts in the "3Q 2017 Actual" and "YTD 2017 Actual" columns with those in the "3Q 2016 Actual" and "YTD 2016 Actual" columns.

(3)
The percentage amounts in these columns reflect the the better, or B, or worse, or W, growth rates for each of the financial measures comparing the amounts in the "3Q 2017 Actual" and "YTD 2017 Actual" columns with those in the "3Q 2016 Normalized" and "YTD 2016 Normalized" columns.